UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (AMENDMENT NO. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2024

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 26, 2024, Cosmos Health Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the dismissal of KPMG Certified Auditors S.A. (“KPMG”) as the Company’s independent registered public accounting firm, effective immediately, and related matters under Item 4.01 of Form 8-K. On May 2, 2024, the Company filed an Amendment on Form 8-K/A (“Amendment No. 1”) to amend the Original Report to include disclosure regarding the appointment of new independent registered auditors of the Company, as required under Item 4.01(b), and to file Exhibit 16.1, Letter from KPMG to the SEC and Exhibit 16.2, Response Letter from Cosmos Health Inc. to KPMG. On May 3, 2024, the Company amended the Original Report by filing a second Amendment on Form 8-K/A (“Amendment No. 2”) regarding the disclosures about the appointment of new independent registered auditors of the Company under Item 4.01(b).

The Company hereby amends the Original Report by filing this Amendment on Form 8-K/A (“Amendment No. 3”) to further update the disclosures about the appointment of new independent registered auditors of the Company under Item 4.01(b).

Item 4.01 of the Original Report is amended and restated in its entirety as set forth below.

Additionally, a new event under Item 3.01 is also being reported in the present Amendment No. 3.

Except as set forth herein, no other modifications have been made to the Original Report.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On May 24, 2024, the Company announced that on May 21, 2024, the Company received a written notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rules because the Company has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 (the “Quarterly Report”) and the Company also remains delinquent in filing its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Initial Delinquent Filing”).

Specifically, Nasdaq Listing Rule 5810(b) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

In accordance with the Nasdaq notification letter received on April 17, 2024, the Company has until June 17, 2024 to submit a plan to regain compliance with respect to the above referenced delinquent reports. Any exception granted by the Nasdaq staff to allow the Company to regain compliance, if granted, will be limited to a maximum of 180 calendar days from the due date of the Initial Delinquent Filing, or October 14, 2024. If Nasdaq does not accept the Company’s Plan, the Company will have the opportunity to appeal that decision to a Hearings Panel.

The April 17, 2024 and May 21, 2024 Nasdaq letters have no immediate effect on the listing of the Company’s shares.

The Company is continuing working diligently to complete and file the Annual Report and the Quarterly Report in order to regain compliance with the Nasdaq Listing Rules.

The press release announcing the matters described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 26, 2024, the Company dismissed KPMG as the Company’s independent registered accountant, effective immediately. The Company’s Audit Committee, mindful of certain filing deadlines under the US securities laws, unanimously voted in favor to dismiss KPMG as the Company’s independent auditors. KPMG was unable to complete the audit of the Company’s financial statements for the year ended December 31, 2023 on a timely basis. The Company’s Board of Directors agreed with such recommendation.

KPMG had previously been appointed on August 7, 2023 as the Company’s independent registered public accounting firm with the engagement of the review of the Company’s Third Quarter Form 10-Q and the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023. As previously disclosed, during the two most recent fiscal years and through August 7, 2023, the Company had not consulted with KPMG regarding any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K under the Securities Exchange Act of 1934.

During the subsequent interim period from August 7, 2023 through April 25, 2024, the Company is of the opinion that: there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter thereof in connection with its report for such period; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of the disclosures in this report to KPMG and had requested that KPMG furnish us with a letter addressed to the SEC stating whether such firm agrees with the statements made by the Company in response to this Item 4.01, if not, stating the respects in which it does not agree. A copy of the letter was filed as Exhibit 16.1 to Amendment No. 1.

In their letter, KPMG has the contrary opinion that there have been disagreements, between KPMG and the Company, on matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, and, more specifically, that KPMG has identified certain transactions with a third party consignment vendor that suggested that an illegal act may have occurred and asked the Company’s Audit Committee to undertake a prompt investigation and to facilitate additional audit procedures, that the request was reiterated multiple times and that, at the time of their dismissal, they were not aware of an investigation having been initiated and the additional audit procedures had not been performed.

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The Company objected to such statements made by KPMG and provided a response letter, which was filed as Exhibit 16.2 to the Amendment No. 1. Contrary to KMPG’s assertions, KPMG never informed the Company’s Audit Committee that “an illegal act may have occurred”. Instead, KPMG’s comments consistently referred to concerns over an inventory account and the related transactions between the Company and the third-party vendor. As soon as the issue was raised with the Chairman of the Company’s Audit Committee, the Audit Committee informed the Company and the Company has taken prompt actions in regard to such concerns. An independent inventory count was conducted on April 30, 2024 and the count substantiated the transaction in question.

Regardless of the arrangement of the inventory count in order to solve such specific concern, on April 10, 2024, the Chairman of the Company’s Audit Committee was informed that KPMG had suspended all further audit work and, as a result, the Company was unable to timely file its Form 10-K for fiscal year 2023 within the SEC deadlines.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 29, 2024, RBSM LLP (“RBSM”) was appointed by the Company’s Audit Committee as the Company’s independent registered public accounting firm, to audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023, subject to customary client acceptance procedures. On May 21, 2024, RBSM completed such procedures, formally accepted its appointment by executing an engagement letter with the Company and issued its independence letter to the Company’s Audit Committee.

During the two most recent fiscal years and through May 21, 2024, the Company had not consulted with RBSM regarding any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Exhibit Title or Description
16.1	Letter from KPMG to the SEC*
16.2	Response Letter from Cosmos Health Inc. to KPMG*
99.1	Press Release of Cosmos Health Inc. dated May 24, 2024 and titled “Cosmos Health Receives Additional Delinquency Letter from Nasdaq Regarding Late Filings of Its Forms 10-K and 10-Q”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Previously filed in Amendment No.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: May 24, 2024	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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